MET INVESTORS SERIES TRUST

SUPPLEMENT DATED DECEMBER 3, 2010

TO THE

PROSPECTUS DATED MAY 1, 2010

LORD ABBETT GROWTH AND INCOME PORTFOLIO

The following changes are made to the prospectus of Lord Abbett Growth and Income Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Manager. Robert P. Fetch, Partner and Director of Lord Abbett, has managed the Portfolio since 2010. For additional information, please see “Additional Information about Management – The Subadviser” in the Prospectus and “Investment Advisory and Other Services – Portfolio Management” in the Statement of Additional Information.

The information about the portfolio managers of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

The Portfolio is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis. The portfolio management team is headed by Robert P. Fetch, Partner and Director of Lord Abbett, who is primarily responsible for the day-to-day management of the Portfolio. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap, and multicap value investment strategies. Mr. Fetch has been a member of the team since 2010.

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